August 2025 Investor Presentation

Disclaimer & Cautionary Statements This presentation and our earnings call includes forward-looking statements. Forward-looking statements are subject to risks and uncertainties, and the Company cautions investors against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward-looking statements. Such forward-looking statements include statements regarding: • Growing expansion outside of the U.S.; • Our growth expectations in 2025 and beyond, including our growth in surgery, increased funding in targeted research and expandedproduct portfolio; • Expected results of research and development, including that our efforts will innovate and diversify our product portfolio; • Placental-derived products and their potential clinical benefits; • Expectations regarding the reimbursement environment for the Company’s products, including Medicare Spending; • Expectations regarding HELIOGEN and AMNIOEFFECTdriving Surgical growth; • CELERA’s impact on retaining business and its impact on our financial results; • Our expectations that we will continue to advocate for Medicare spending reform; • Exposure to tariffs and the anticipation that they will not impact the Company’s results; • 2025 full-year revenue growth and Adjusted EBITDA margin, our Long-term non-GAAP effective tax rates and top-line growth post reform in Medicare spending; • Our ability to manage Private Office dynamics, including adjusting our strategy to remain competitive; and • The Company’s long-term strategy and goals for value creation, the status of its pipeline products, expectations for future products, and expectations for future growth and profitability Additional forward-looking statements may be identified by words such as "believe," "expect," "may," "plan," "potential," "will," "preliminary," and similar expressions, and are based on management's current beliefs and expectations. Forward-looking statements are subject to risks and uncertainties, and the Company cautions investors against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward-looking statements. Factors that could cause actual results to differ from expectations include: • Future sales are uncertain and are affected by competition, access to customers, patient access to hospitals and healthcare providers, the reimbursement environment and many other factors; • The future market for the Company’s products can depend on regulatory approval of such products, which might not occur at all or when expected, and is based in part on assumptions regarding the number of patients who elect less acute and more acute treatment than the Company’s products, market acceptance of the Company’s products, and adequate reimbursement for such therapies; • The process of obtaining regulatory clearances or approvals to market a biological product or medical device from the FDA or similar regulatory authorities outside of the U.S. is costly and time consuming, and such clearances or approvals may not be granted on a timely basis, or at all, and the ability to obtain the rights to market additional, suitable products depends on negotiations with third parties which may not be forthcoming; and • The Company describes additional risks and uncertainties in the Risk Factors section of its most recent annual report and quarterly reports filed with the Securities and Exchange Commission. Any forward-looking statements speak only as of the date of this presentation and the Company assumes no obligation to update any forward-looking statement. Investor Presentation – August 2025 2

A Pioneer and Leader Focused on Helping Humans Heal Investor Presentation – August 2025 3 Over a decade of experience helping clinicians manage chronic and other hard-to-heal wounds Leading the industry with innovative products and robust supporting clinical data Poised to capitalize on favorable market trends to drive top line growth and profitability Our vision is to be the leading global provider of healing solutions through relentless innovation to restore quality of life.

The Most Comprehensive End-to-End Product Ecosystem 4Investor Presentation – August 2025 The most studied portfolio of placental products with 50+ clinical & scientific publications and over 300 million payer covered lives. New product innovations leading to untapped opportunities for growth, including an increasing footprint in the Surgical market. A key partner to healthcare professionals with industry leading support services and customer-focused approach. Large, national placental donation network and proprietary tissue processing.

Expansive Donor Network & IP Power Our Product Offering 5Investor Presentation – August 2025 National Network of Birthing Center Partners Ample Placental Supply and Manufacturing Capabilities to Support Continued Growth and Industry Demand Expectant Mothers Introduced to Donation Program Consent for Donation Obtained Delivery of Healthy Baby via Caesarean Section Donated Placental Tissues Recovered Tissues Transported to MIMEDX Donor Tissue Tested & Prepared for Manufacturing Proprietary Processing Backed by Broad Portfolio of Intellectual Property Proprietary Processing & Terminal Sterilization of Tissues Shelf-Stable, Packaged Product Available to Ship Robust IP Estate with 200+ Patents Significant Opportunity for Continued Scale

Addressing a Large and Unmet Need for Healing Solutions Investor Presentation – August 2025 6 Favorable Demographic Trends Increasing Clinical Evidence Expanding Potential For Products 1) Sen CK. Human Wound and Its Burden: Updated 2022 Compendium of Estimates. Adv Wound Care (New Rochelle). 2023;12(12):657-670. 2) Tettelbach WH, et al. Cost-effectiveness of dehydrated human amnion/chorion membrane allografts in lower extremity diabetic ulcer treatment. J Wound Care. 2022 Feb 1;31(Sup2):S10-S31. Ineffective Wound Management Leads to Poor Outcomes When applied following parameters for use, patients treated with EPIFIX® experienced reductions in major amputations and hospital utilization.2 It is estimated that up to 85% of amputations are avoidable with a holistic multispecialty team approach that incorporates innovative treatments and adherence to treatment parameters.2 Population suffering from chronic, non- healing wounds in the U.S.1, including diabetic foot ulcers (DFUs), venous leg ulcers (VLUs), pressure ulcers and more. Population is impacted by chronic wounds— and this proportion is increasing.1 Advances Driving Improved Outcomes for Wound Patients Emerging Opportunities in Surgical Setting MIMEDX products are available in all settings where patients receive care, increasingly used in a variety of surgical settings, representing incremental market opportunities. 10+ million people ~16% of Medicare beneficiaries

The Patient Journey in Wound Care 7Investor Presentation – August 2025 Private Office Home Health Mobile Health Nursing Facility Assisted Living Facility Wound Care Clinic Hospital Outpatient Hospital Inpatient …and other care settings Mohs surgery Burn/Trauma DFU VLU Limb Salvage Dehiscence Acute Wounds Chronic Wounds Complex Wounds MIMEDX products are available throughout the continuum of care and are used on a range of chronic and other hard-to-heal wounds.

Surgical Studies Underway Highlight Product Versatility 8Investor Presentation – August 2025 Published May 2025 Journal of Drugs in Dermatology Manuscript Pending RCT Enrollment Underway RCT Enrollment Underway Generating Clinical Data in Numerous Surgical Disciplines Incorporating Use of MIMEDX Products EPIFIX in Mohs (HECON) AMNIOFIX in GI Anastomosis AMNIOFIX in Liver Transplant AMNIOFIX in Breast Reduction AMNIOEFFECT in High-Risk Vascular E-Published April 2025 Vascular

Highlights from Our Expanding Product Portfolio 9Investor Presentation – August 2025 Innovative Wound Products Growing Surgical Offering Expanding into Xenografts

Large Wound Care Business with Growing Surgical Footprint 10Investor Presentation – August 2025 $0 $50,000 $100,000 $150,000 $200,000 $250,000 $0 00 s LTM Surgical Performance LTM @ Q2:24 LTM @ Q2:25 $0 $50,000 $100,000 $150,000 $200,000 $250,000 $0 00 s LTM Wound Performance LTM @ Q2:24 LTM @ Q2:25 65% 35% LTM Sales Mix by Product Type Wound Surgical +7% +7%

$50MM $70MM $86MM $88MM $100MM Q2:24 Q3:24 Q4:24 Q1:25 Q2:25 Financial Highlights 11Investor Presentation – August 2025 LTM GAAP Gross Margin 81% LTM Net Sales $364MM +7% year-over-year LTM GAAP Net Income $32MM LTM Adjusted EBITDA1 $79MM 22% of net sales LTM Free Cash Flow $57MM Net Cash Balance $100MM Doubled vs. Q2:24 Doubled Net Cash Balance Since Q2:24 to Reach $100MM Quarterly Net Cash Balance 1) EBITDA, Adjusted EBITDA, related margins and Free Cash Flow are non-GAAP financial measures. See our Earnings Release for the quarter ended June 30, 2025 for a reconciliation to the nearest GAAP measure.

Medicare Reform Expected to Transform Category in 2026 Investor Presentation – August 2025 12 LCDs in all MAC regions are scheduled for implementation on Jan. 1, 2026, requiring RCT data for coverage of skin substitutes PFS and OPPS proposed rules scheduled for implementation on Jan. 1, 2026, aligning payment model in private office and hospital outpatient settings with $125.38/cm2 price cap on skin substitutes Wasteful and Inappropriate Service Reduction “WISeR” model introduced to reduce clinically unsupported care by increasing oversight and review for Medicare services MIMEDX uniquely positioned for continued success with best-in-class, well-studied product portfolio Explosive Medicare spend in the category driven primarily by fraud, waste and abuse Dozens of new companies selling expensive, unproven products in the private office and associated care settings Medicare spend for skin substitutes balloons to nearly $10 billion in 2024, up from approximately $500 million in 2020 Prices reach $4,000/cm2 on ASP list, attracting national attention and CMS, OIG and DOJ scrutiny 2020 - 2025 2026 & Beyond

Strategic Priorities Position Us to Win in 2025 & Beyond Investor Presentation – August 2025 13 Innovate & Diversify Product Portfolio to Maximize Growth Develop & Deploy Programs to Expand Surgical Footprint Enhance Customer Intimacy Enrollment continues for EPIEFFECT RCT with plans for interim report out Received TRG letter for our latest innovation, EPIXPRESS, clearing way for launch later this year Pilot programs underway for non-skin substitute Wound products, including with Vaporox Study on cost effectiveness of using MIMEDX products following Mohs surgery published in May in Journal of Drugs in Dermatology AMNIOFIX & AMNIOEFFECT continues to see strong uptake in surgical setting HELIOGEN sales accelerating with promising trajectory Evolving market dynamics place greater importance on comprehensive value offering, providing opportunity for MIMEDX Connect to drive stickiness Continue to develop programs and initiatives to further drive customer intimacy 1 2 3

Experienced, Skillful Leadership Team Executing Strategy Investor Presentation – August 2025 Prior Roles Include: Management Team with Track Record of Success in MedTech Joe Capper Chief Executive Officer Doug Rice Chief Financial Officer Butch Hulse Chief Administrative Officer & General Counsel Kim Moller Chief Commercial Officer Ricci Whitlow Chief Operating Officer John Harper, Ph.D. Chief Scientific Officer & SVP, R&D Matt Notarianni Head of IR 14

Conclusion Investor Presentation – August 2025 15 1 2 3 4 Large & expanding addressable markets Maturing reimbursement & regulatory landscape 5 Competitive advantage with innovative products, defensible IP and proprietary technology Strong & improving financial profile & balance sheet Experienced & skillful leadership team more than capable of executing strategy

Appendix 16

Reconciliation of Non-GAAP Measures In addition to our GAAP results, we provide certain non-GAAP measures including Adjusted EBITDA, related margins, Free Cash Flow, Adjusted Gross Profit, Adjusted Gross Margin and Adjusted Net Income. • Adjusted EBITDA consists of GAAP net income excluding: (i) depreciation, (ii) amortization of intangibles, (iii) interest (income) expense, net, (iv) income tax provision, (v) share-based compensation, (vi) investigation, restatement and related expenses, (vii) expenses related to disbanding of the Regenerative Medicine business unit, (viii) strategic legal and regulatory expenses, (ix) transaction-related expenses, (x) impairment of intangible assets, and (xi) reorganization expenses. • Adjusted Net Income provides a view of our operating performance, exclusive of certain items which are non-recurring or not reflective of our core operations. Adjusted Net Income is defined as GAAP net income plus (i) loss on extinguishment of debt, (ii) investigation restatement and related expenses, (iii) impairment of intangible assets, (iv) amortization of acquired intangible assets, (v) transaction related expenses, (vi) strategic legal and regulatory expenses, and (vii) expenses related to disbanding of our Regenerative Medicine business unit, and (viii) the long-term effective income tax rate adjustment. 17

Reconciliation of Non-GAAP Measures (cont.) • Each of the adjustments to reconcile Adjusted Net Income to GAAP net income affect individual financial statement captions which are reflected in our consolidated statements of operations, including gross profit. Adjusted Gross Profit is therefore defined as GAAP gross profit plus (i) loss on extinguishment of debt, (ii) investigation restatement and related expenses, (iii) impairment of intangible assets, (iv) amortization of acquired intangible assets, (v) transaction related expenses, (vi) strategic legal and regulatory expenses, and (vii) expenses related to disbanding of our Regenerative Medicine business unit, and (viii) the long-term effective income tax rate adjustment., to the extent that these adjustments impact GAAP gross profit. Adjusted Gross Margin is calculated as Adjusted Gross Profit divided by GAAP net sales. • Free Cash Flow is intended to provide a measure of our ability to generate cash in excess of capital investments. It provides management with a view of cash flows which can be used to finance operational and strategic investments. Free Cash Flow is defined as net cash provided by operating activities less capital expenditures, including purchases of equipment. 18

Adjusted Gross Profit & Adjusted Gross Profit Margin 19 Three Months Ended June 30, 2024June 30, 2025Amounts (in millions) $ 72.4$ 79.9GAAP gross profit 0.42.5Amortization of acquisition-related intangible assets $ 72.8$ 82.4Adjusted Gross Profit 83.5%83.6 %Adjusted Gross Profit Margin

Adjusted EBITDA - QTD 20 June 30, 2024June 30, 2025Amounts (in millions) for the three months ended $ 17.6$ 9.6Net income 0.60.6Depreciation expense 0.62.6Amortization of intangible assets —(0.7)Interest income, net 5.63.4Income tax provision 4.14.8Stock-based compensation expense 0.62.5Strategic legal and regulatory expenses —0.8Reorganization expenses 0.50.6Transaction-related expenses (9.7)—Investigation, restatement and related expense $ 19.8$ 24.2Adjusted EBITDA 22.7%24.5 %Adjusted EBITDA margin

Adjusted Net Income and Adjusted EPS - QTD 21 June 30, 2024June 30, 2025Amounts (in millions) for the three months ended $ 17.6$ 9.6Net income - GAAP 0.42.5Amortization of acquisition-related intangible assets 0.62.5Strategic legal and regulatory expenses (9.7)—Investigation, restatement and related expense 0.50.6Transaction-related expenses —0.8Reorganization expenses 1.9(1.5)Adjustment for income taxes1 $ 11.2$ 14.6Adjusted net income 148.9149.3Weighted average common shares outstanding - adjusted (millions)2 $ 0.08$ 0.10Adjusted earnings per share (1) Reflects adjustment for a long-term expected tax rate of 25%, roughly equal to the statutory Federal tax rate (21%) plus the Company’s state effective tax rate, net of federal benefit (~4%). Calculation does not consider differences in treatment of income and expense items for tax purposes, nor does it consider net operating losses and other deferred tax assets available to the Company.

Free Cash Flow 22 Three months ended June 30, 2024June 30, 2025Amounts in millions $ 21.8$ 14.4Cash flows from operating activities (0.1)(0.2)Purchases of equipment $ 21.7$ 14.2Free Cash Flow